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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


              Date of Report (Date of earliest event reported):
                              February 10, 1998

                          SCOTSMAN INDUSTRIES, INC.
-------------------------------------------------------------------------------
           (Exact name of Registrant as specified in its charter)


           Delaware                      0-10182                  36-3635892
           --------               -----------------------         ----------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)



             775 Corporate Woods Parkway
                Vernon Hills, Illinois                  60061
             ---------------------------             ----------
      (Address of principal executive offices)       (Zip Code)

             Registrant's telephone number, including area code:
                               (847) 215-4500



                               Not Applicable
-------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)



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Item 5. Other Events.

     On February 10, 1998 and February 11, 1998, Scotsman Industries, Inc., a Delaware corporation (the "Registrant"), and Harris Trust & Savings Bank, as Rights Agent (the "Rights Agent"), amended the Rights Agreement, dated as of April 14, 1989, as amended as of January 11, 1994 (the "Rights Agreement"), between the Registrant and the Rights Agent.

     The amendments, subject to certain exceptions, (i) reduce from 20% to 15% the beneficial ownership threshold that would result in a distribution of Rights Certificates under the Rights Agreement; (ii) reduce from 20% to 15% the percentage of the Registrant's outstanding common stock sought in a tender or exchange offer that would result in a distribution of Rights Certificates under the Rights Agreement; (iii) reduce from 20% to 15% the beneficial ownership threshold that triggers the "flip-in" feature under the Rights Agreement; and
(iv) delete the Fair Tender Offer exception to the "flip-in" features of the Rights Agreement. As a result of such changes, the amendments generally eliminate all other triggering events to the "flip-in" feature other than a person or group becoming the beneficial owner of 15% or more of the Registrant's outstanding common stock.

     The amendments also provide an exception to the definition of Acquiring Person for any person who the Registrant's Board of Directors determines, in good faith, has inadvertently become an Acquiring Person and who promptly divests a sufficient number of shares of the Registrant's common stock so that the person would no longer be an Acquiring Person.

     The Board of Directors of the Registrant deems the amendments to be in the best interests of the Registrant, its stockholders and the holders of Rights. The Board of Directors has no knowledge of any effort by any person or group to obtain control of the Registrant.

     Amendments No. 2 and No. 3 to the Rights Agreement, attached hereto as Exhibits 4.1 and 4.2, respectively, are hereby incorporated herein by reference. The foregoing description of the amendments does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits.

            4.1 Amendment No. 2 to Rights Agreement dated as of February 10, 1998 between Scotsman Industries, Inc. and Harris Trust & Savings Bank, as Rights Agent.

            4.2 Amendment No. 3 to Rights Agreement dated as of February 11, 1998 between Scotsman Industries, Inc. and Harris Trust & Savings Bank, as Rights Agent.


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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SCOTSMAN INDUSTRIES, INC.



Date: February 13, 1998               By: /s/ Donald D. Holmes
                                          -------------------------------------
                                          Name:  Donald D. Holmes
                                          Title:  Chief Financial Officer


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                                EXHIBIT INDEX


 No.                              Exhibit
-----    ------------------------------------------------------------------
 4.1     Amendment No. 2 to Rights Agreement dated as of February 10, 1998 between Scotsman Industries, Inc. and Harris Trust & Savings Bank,
         as Rights Agent.

 4.2 Amendment No. 3 to Rights Agreement dated as of February 11, 1998 between Scotsman Industries, Inc. and Harris Trust & Savings Bank, as Rights Agent.






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